Signet Student Loan Trust 1996-A
Statement to Noteholders and Certificateholders
Interest Payment Date:                         5/27/97
Reporting Period:                              4/1/97-4/30/97

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I.          Deal Parameters

            -----------------------------------------------------------------------------------------------------------------
       A    Student Loan Portfolio Characteristics                                  11/1/96                4/30/97
            -----------------------------------------------------------------------------------------------------------------
            I     Principal Balance                                                    399,468,977.20          380,604,254.69
            ii    Interest to be Capitalized                                             5,121,821.58            3,872,599.78
                                                                              -----------------------------------------------
            iii   Pool Balance                                                         404,590,798.78          384,476,854.47

       B    I     Weighted Average Coupon (WAC)                                                8.3280%                 8.3562%
            ii    Weighted Average Remaining Term                                              130.43                  129.72
            iii   Number of Loans                                                             103,208                 100,231
            iv    Number of Borrowers                                                          50,613                  49,283
            -----------------------------------------------------------------------------------------------------------------



            -------------------------------------------------------------------------------------------------------------------
       C    Notes and Certificates                       Spread         Balance        % of Pool        Balance        % of Pool
                                                                       12/27/96                         5/27/97
            -------------------------------------------------------------------------------------------------------------------
            I     Class A-1 Notes      82668P AA3         0.09%     $252,000,000.00      58.819%   $  226,725,195.46     56.237%
            ii    Class A-2 Notes      82668P AB1         0.15%     $161,439,000.00      37.681%   $  161,439,000.00     40.043%
            iii   Certificates         82668P AC9         0.45%     $ 14,996,000.00       3.500%   $   14,996,000.00      3.720%
            ===================================================================================================================
            iv    Total Notes and Certificates                      $428,435,000.00     100.000%   $  403,160,195.46    100.000%
            ===================================================================================================================

       D    Reserve Account                                                              12/27/96                   5/27/97
            I     Reserve Account Initial Deposit ($)                                $   6,317,145.00
            ii    Specified Reserve Account Balance ($)                              $   6,317,145.00        $     5,922,288.23
            iii   Current Reserve Account Balance($)                                 $   6,317,145.00        $     5,977,392.80

       E    Pre-Funding Account                                                          12/27/96                   5/27/97
            I     Pre-Funding Account Initial Deposit ($)                            $  16,552,201.22
            ii    Current Pre-Funding Account Balance ($)                            $  16,552,201.22        $     9,926,341.24

            -----------------------------------------------------------------------------------------------------------------------


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II.               Transactions from:                 4/1/97   through         4/30/97

       A    Student Loan Principal Activity
            I     Regular Principal Collections                                         $3,842,043.79
            ii    Principal Collections from Guarantor                                     $91,615.22
            iii   Principal Reimbursements from Seller and/or Servicer                          $0.00
            iv    New Serial Loan Purchases (1)                                        ($1,925,095.71)
            v     Liquidation Proceeds (principal)                                              $0.00
            vi    Recoveries                                                                    $0.00
            vii   Other System Adjustments                                                      $0.00
                                                                                ---------------------
            viii  Total Principal Collections                                           $2,008,563.30


       B    Student Loan Non-Cash Principal Activity
            I     Capitalized Interest                                                   ($363,304.88)
            ii    Realized Losses                                                               $0.00
            iii   Other Adjustments                                                       ($60,907.26)
                                                                                ---------------------
            iv    Total Non-Cash Principal Activity                                      ($424,212.14)


            -----------------------------------------------------------------------------------------
       C    Total Student Loan Principal Activity                                       $1,584,351.16
            -----------------------------------------------------------------------------------------


       D    Student Loan Interest Activity
            I     Regular Interest Collections                                          $1,647,272.39
            ii    Interest Claims Received from Guarantors                                  $5,019.59
            iii   Interest Reimbursements from Seller and/or Servicer                           $0.00
            iv    Liquidation Proceeds (interest)                                               $0.00
            v     Other Systems Adjustments                                                     $0.00
            vi    Special Allowance Payments                                               $58,927.08
            vii   Subsidy Payments                                                        $676,927.17
                                                                                ---------------------
            viii  Total Interest Collections                                            $2,388,146.23


       E    Student Loan Non-Cash Interest Activity
            I     Interest Accrual Adjustment                                              ($3,163.29)
            ii    Capitalized Interest                                                    $363,304.88
                                                                                ---------------------
            iii   Total Non-Cash Interest Adjustments                                     $360,141.59


            -----------------------------------------------------------------------------------------
       F    Total Student Loan Interest Activity                                        $2,748,287.82
            -----------------------------------------------------------------------------------------

       (1)  Funds from the Pre-Funding Account were used to purchase, during the current Monthly Collection
            Period, 531 new Serial Loans with an aggregate principal balance of $1,925,095.71.

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III.        Collection Account Activity

       A    Principal Collections
            I     Principal Payments Received--Cash                                                             $3,933,659.01
            ii    Cash Forwarded by Administrator on behalf of Seller and/or Servicer                                   $0.00
                                                                                                     ------------------------
            iii   Total Principal Collections                                                                   $3,933,659.01

       B    Interest Collections
            I     Interest Payments Received--Cash                                                              $1,652,291.98
            ii    Cash Forwarded by Administrator on behalf of Seller and/or Servicer                                   $0.00
            iv    Cash Forwarded by Eligible Lender for Special Allowance and
                     Subsidy Payments                                                                             $735,854.25
                                                                                                     ------------------------
            v     Total Interest Collections                                                                    $2,388,146.23

       C    Capitalized Interest Amount                                                                           $363,304.88

       D    Investment Earnings                                                                                   $190,381.14

       E    TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                                                       $6,875,491.26

       F    Servicing Fees Due for Current Monthly Collection Period                                              $401,849.94

       G    Unpaid Servicing Fees due from Prior Monthly Collection Periods                                             $0.00

       H    Administration Fees Due for Current Monthly Collection Period                                          $12,859.20

       I    Unpaid Administration Fees Due from Prior Monthly Collection Periods                                        $0.00

            -----------------------------------------------------------------------------------------------------------------
       J    Total Fees Due for Period                                                                             $414,709.13
            -----------------------------------------------------------------------------------------------------------------


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IV.        Portfolio Characteristics

                         -----------------------------------------------------------------------------------------------------
                          Weighted Average Coupon                      # of Loans                              %
                         -----------------------------------------------------------------------------------------------------
                         4/30/97           3/31/97            4/30/97              3/31/97           4/30/97          3/31/97
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STATUS:
In School                8.0255%           8.0352%              4,194                3,868           4.1843%          3.8627%
Grace                    8.0036%           8.0338%              1,302                1,189           1.2990%          1.1874%
Repayment
   Current               8.3879%           8.3872%             61,536               61,258          61.3942%         61.1736%
   31-60 Days            8.4026%           8.3966%              3,696                4,837           3.6875%          4.8303%
   61-90 Days            8.3845%           8.3578%              2,277                2,938           2.2718%          2.9340%
   91-120 Days           8.3755%           8.3108%              1,795                2,330           1.7909%          2.3268%
   > 120 Days            8.3427%           8.3951%              2,420                2,024           2.4144%          2.0212%
                      --------------------------------------------------------------------------------------------------------
   Total Repayment       8.3865%           8.3844%             72,708               73,808          72.5404%         73.7063%

Deferment                8.3101%           8.3080%             13,314               12,921          13.2833%         12.9032%
Forbearance              8.3551%           8.3602%              8,709                8,349           8.6889%          8.3375%
Claims (1)               8.3602%           8.3476%                988                  424           0.9857%          0.4234%
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            Totals       8.3562%           8.3573%            100,231              100,138         100.0000%        100.0000%
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LOAN TYPE:
Consolidation            8.6764%           8.6769%              5,715                5,722           5.7018%          5.7141%
Subsidized Stafford      8.1369%           8.1381%             68,765               68,771          68.6065%         68.6762%
Unsub Stafford           8.1980%           8.2039%             13,469               13,381          13.4380%         13.3626%
SLS                      8.7465%           8.7465%              5,817                5,864           5.8036%          5.8559%
PLS                      8.7480%           8.7484%              6,465                6,400           6.4501%          6.3912%

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             Totals      8.3562%           8.3573%            100,231              100,138         100.0000%        100.0000%
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SCHOOL TYPE:
2-year                   8.2670%           8.2687%              6,942                6,942           6.9260%          6.9324%
4-year                   8.2361%           8.2379%             74,710               74,575          74.5378%         74.4722%
Consolidation            8.6764%           8.6769%              5,715                5,722           5.7018%          5.7141%
Graduate                 8.2167%           8.2209%              1,384                1,386           1.3808%          1.3841%
Proprietary/Vocational   8.3291%           8.3277%             10,005               10,037           9.9819%         10.0232%
Not Identified           8.2690%           8.2720%              1,475                1,476           1.4716%          1.4740%

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              Totals     8.3562%           8.3573%            100,231              100,138         100.0000%        100.0000%
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                           (1) Claims Information

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                                Principal Amount                             %
                      ---------------------------------------------------------------------
                              4/30/97             3/31/97              4/30/97       3/31/97
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STATUS:
In School                 14,196,460.73        13,112,433.72           3.7300%       3.4309%
Grace                      4,067,249.23         3,746,828.58           1.0686%       0.9804%
Repayment
   Current               235,555,334.38       236,487,708.98          61.8898%      61.8772%
   31-60 Days             14,106,352.92        18,269,489.31           3.7063%       4.7802%
   61-90 Days              8,567,767.39        10,903,605.98           2.2511%       2.8529%
   91-120 Days             6,703,526.76         8,526,842.79           1.7613%       2.2311%
   > 120 Days              8,777,024.99         7,191,778.12           2.3061%       1.8817%
                      ---------------------------------------------------------------------
   Total Repayment       276,996,787.09       282,659,749.50          72.7782%      73.9582%

Deferment                 48,689,389.98        46,953,792.64          12.7927%      12.2855%
Forbearance               36,654,589.93        35,715,801.41           9.6306%       9.3451%
Claims (1)                 3,286,558.38         1,280,324.32           0.8635%       0.3350%
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            Totals       380,604,254.69       382,188,605.85         100.0000%     100.0000%
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LOAN TYPE:
Consolidation             98,616,546.22        98,831,063.59          25.9105%      25.8592%
Subsidized Stafford      191,365,200.32       192,485,596.71          50.2793%      50.3640%
Unsub Stafford            45,615,604.60        45,697,200.38          11.9850%      11.9567%
SLS                       21,067,710.34        21,381,442.79           5.5353%       5.5945%
PLS                       23,939,193.21        23,793,302.38           6.2898%       6.2255%

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             Totals      380,604,254.69       382,188,605.85         100.0000%     100.0000%
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SCHOOL TYPE:
2-year                    17,497,925.25        17,606,084.47           4.5974%       4.6066%
4-year                   234,922,078.42       235,888,348.46          61.7235%      61.7204%
Consolidation             98,616,546.22        98,831,063.59          25.9105%      25.8592%
Graduate                   6,645,937.27         6,673,511.62           1.7462%       1.7461%
Proprietary/Vocational    18,396,750.96        18,640,527.23           4.8336%       4.8773%
Not Identified             4,525,016.57         4,549,070.48           1.1889%       1.1903%

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              Totals     380,604,254.69       382,188,605.85         100.0000%     100.0000%
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Claim Status               4/30/97                     WAC       # of Loans      % of Loans      Principal Amount    % of Principal
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Claims Pending (2)                                   8.3602%         988            0.9857%        3,286,558.38           0.8635%
Aged Claims Rejected (3)                             0.0000%           0            0.0000%                0.00           0.0000%
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                                        Totals       8.3602%         988            0.9857%        3,286,558.38           0.8635%
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(2)  Claims filed and unpaid; includes claims rejected aged less than 6 months.
(3)  Claims rejected (subject to cure) aged 6 months or more;  also includes claims deemed incurable pending repurchase.

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V.          Interest Calculation

       A    Borrower Interest Accrued During Collection Period                                                   2,301,614.22
       B    Interest Subsidy Payments Accrued During Collection Period                                            $328,098.72
       C    SAP Payments Accrued During Collection Period                                                          $71,650.08
       D    Monthly Rebate Fees Accrued During Collection Period                                                  ($79,988.25)
       E    Investment Earnings                                                                                   $190,381.14
                                                                                                     ------------------------
       F    Net Expected Interest Collections                                                                   $2,811,755.91


       G    Student Loan Rate
            I     Days in Collection Period            4/1/97-4/30/97                                                      30
            ii    Net Expected Interest Collections                                                             $2,811,755.91
            iii   Servicing Fee                                                                                   $401,849.94
            iv    Administration Fee                                                                               $12,859.20
            v     Total Pool Balance at Beginning of the Collection Period                                     385,775,937.72
            vi    Student Loan Rate                                                                                   7.45629%
                                                       Interest Dist.
                                                       Factor (per $1,000)    Accrual Period
       H    Class A-1 LIBOR Based Interest Rate                                                                       5.77750%
       I    Class A-1 Rate                                  4.620475556       4/25/97-5/26/97                         5.77750%
       J    Class A-2 LIBOR Based Interest Rate                                                                       5.83750%
       K    Class A-2 Rate                                  5.188888868       4/25/97-5/26/97                         5.83750%
       L    Certificate LIBOR Based Interest Rate                                                                     6.13750%
       M    Certificate Rate                                5.455555481       4/25/97-5/26/97                         6.13750%


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VI.         Inputs From Previous Servicing Reports                                  4/25/97


       A    Total Student Loan Pool Outstanding
            I     Current Principal Balance                                            382,188,605.85
            ii    Interest to be Capitalized                                             3,587,331.87
                                                                                ---------------------
            iii   Total Student Loan Pool Outstanding                                  385,775,937.72

       B    Total Note and Certificate Factor                                               1.0000000

       C    Total Note and Certificate Balance                                        $403,160,195.46



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       D    Balance                                  4/25/97       Class A-1               Class A-2           Certificates
            ----------------------------------------------------------------------------------------------------------------
            I     Current Factor --- 4/25/97                      0.8997031566            1.0000000000          1.0000000000
            ii    Principal Shortfall                                     0.00                    0.00                  0.00
            iii   Expected Balance                              226,725,195.46          161,439,000.00         14,996,000.00
                                                              --------------------------------------------------------------
            iv    Balance                                       226,725,195.46          161,439,000.00         14,996,000.00
       E    Interest Shortfall                                            0.00                    0.00                  0.00
       F    Interest Carryover                                            0.00                    0.00                  0.00
            ----------------------------------------------------------------------------------------------------------------


       G    Reserve Account Balance                                                  $   5,977,392.80
       H    Pre-Funding Account Balance                                              $  10,289,646.12
       I    Unpaid Servicing Fees from Prior Month(s)                                            0.00
       J    Unpaid Administration fees from Prior Month(s)                                       0.00


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VII.   Waterfall for Distributions
                                                                                                                   Remaining
                                                                                                                 Funds Balance
                                                                                                                 --------------
       A    Monthly Available Funds remaining from Prior Monthly Collection Periods                 $0.00                 $0.00

       B    Monthly Available Funds for Current Monthly Period                              $6,875,491.26         $6,875,491.26

       C    Draws from Reserve Fund                                                                 $0.00         $6,875,491.26

       D    Servicing Fees due for Current Monthly Period and unpaid from Prior Months        $401,849.94         $6,473,641.32

       E    Administration Fees due for Current Monthly Period and unpaid from
            Prior Months                                                                       $12,859.20         $6,460,782.13

       F    Noteholders' Interest Distribution Amount
            I                        Class A-1                                              $1,164,359.84         $5,296,422.29
            ii                       Class A-2                                                $837,689.03         $4,458,733.26
                                                                                            -------------
            iii                      Total Noteholders' Interest Distribution               $2,002,048.87

       G    Certificateholders' Interest Distribution Amount                                   $81,811.51         $4,376,921.75

       H    Monthly Available Funds Remaining                                               $4,376,921.75


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VIII.  Distributions

       -----------------------------------------------------------------------------------------------------------------
  A    Distribution Amounts                                    Class A-1                Class A-2            Certificates
       I          Monthly Interest Due                       $1,164,359.84             $837,689.03            $81,811.51
       ii         Monthly Interest Paid                      $1,164,359.84             $837,689.03            $81,811.51
                                                          --------------------------------------------------------------
                  Interest Shortfall                                 $0.00                   $0.00                 $0.00

       iii        Interest LIBOR Carryover Due                       $0.00                   $0.00                 $0.00
       iv         Interest LIBOR Carryover Paid                      $0.00                   $0.00                 $0.00
                                                          --------------------------------------------------------------
                  Interest LIBOR Carryover                           $0.00                   $0.00                 $0.00

       v          Interest Carryover Shortfall Due                   $0.00                   $0.00                 $0.00
       vi         Interest Carryover Shortfall Paid                  $0.00                   $0.00                 $0.00
                                                          --------------------------------------------------------------
                  Carryover Shortfall                                $0.00                   $0.00                 $0.00
       -----------------------------------------------------------------------------------------------------------------
       vii        Total Distribution Amount                  $1,164,359.84             $837,689.03            $81,811.51
       -----------------------------------------------------------------------------------------------------------------

  B    Total Interest Distribution                           $2,083,860.38
                                                          ----------------
  C    Total Cash Distributions-Notes and Certificates       $2,083,860.38

       ----------------------------------------------------------------------------------------------
  D    Note & Certificate Balances                                   5/27/97               4/25/97
       I          A-1 Note Balance                             $  226,725,195.46      $226,725,195.46
                  A-1 Note Pool Factor                              0.8997031566         0.8997031566

       ii         A-2 Note Balance                                161,439,000.00       161,439,000.00
                  A-2 Note Pool Factor                              1.0000000000         1.0000000000

       iii        Certificate Balance                              14,996,000.00        14,996,000.00
                  Certificate Pool Factor                           1.0000000000         1.0000000000

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  G    Reserve Account Reconciliation
       I          Beginning of Period Balance                                                                   $5,977,392.80
       ii         Draws for payment of:
                     Servicing Fees                                                                                     $0.00
                     Administration Fees                                                                                $0.00
                     Noteholders' Interest Distribution Amount                                                          $0.00
                     Certificateholders' Interest Distribution Amount                                                   $0.00
                     Noteholders' Principal Distribution Amount                                                         $0.00
                     Certificateholders' Principal Distribution Amount                                                  $0.00
                                                                                                     ------------------------
       iii        Total Reserve Account Balance Available                                                       $5,977,392.80
       iv         Specified Reserve Account Balance                                                             $5,922,288.23
       v          Ending Reserve Account Balance                                                                $5,977,392.80

  H    Pre-Funding Account Reconciliation
       I          Balance as of prior Payment Date                                                         $    10,289,646.12
       ii         Draw for Accrued Interest                                                                       $363,304.88
       iii        Draw for Serial Loan Purchases prior to previous Payment Date                                 $1,967,953.86
       iv         Draw for Serial Loan Purchases after previous Payment Date                                            $0.00
                                                                                                     ------------------------
       v          Current Pre-Funding Account Balance                                                      $     9,926,341.24

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